EXHIBIT 10.04

                            THIRD AMENDMENT TO LEASE
                            ------------------------

I.   PARTIES AND DATE.

     This Third Amendment to Lease (the "Amendment") dated March 16, 2005, is by and between IRVINE TECHNOLOGY PARTNERS III, a California general partnership ("Landlord"), and LANTRONIX, INC. WHICH WILL DO BUSINESS IN CALIFORNIA AS DELAWARE LANTRONIX, INC., a Delaware corporation, as successor-in-interest to LANTRONIX, a California corporation ("Tenant").

II.  RECITALS.

     On June 28, 1993, Landlord and Tenant entered into a lease for space in a building located at 15353 and 15355 Barranca Parkway, Suite 102, Irvine, California ("Premises"), which lease was amended by a First Amendment to Lease dated August 10, 1995, wherein approximately 23,622 rentable square feet within the building was added to the Premises, and by a Second Amendment to Lease dated July 6, 2000 (as amended, the "Lease").

     Landlord and Tenant each desire to modify the Lease to extend the Lease Term, to adjust the Basic Rent, and to make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III. MODIFICATIONS.

     A. BASIC LEASE PROVISIONS. The Basic Lease Provisions are hereby amended as follows:

          1. Item 5 is hereby deleted in its entirety and substituted therefor shall be the following:

          "5. Lease Term: The Term of this Lease shall expire at midnight on July 31,2010"

          2. Item 6 is hereby amended by adding the following:

          "Commencing August 1, 2005, the Basic Rent shall be Forty Two Thousand Nine Hundred Eighty-Eight Dollars ($42,988.00) per month, based on $.84 per rentable square foot.

          Commencing August 1, 2006, the Basic Rent shall be Forty Five Thousand Five Hundred Forty-Seven Dollars ($45,547.00) per month, based on $.89 per rentable square foot.

          Commencing August 1, 2007, the Basic Rent shall be Forty Eight Thousand One Hundred Five Dollars ($48,105.00) per month, based on $.94 per rentable square foot.

          Commencing August 1, 2008, the Basic Rent shall be Fifty Thousand Six Hundred Sixty-Four Dollars ($50,664.00) per month, based on $.99 per rentable square foot.

          Commencing August 1, 2009, the Basic Rent shall be Fifty Three Thousand Two Hundred Twenty-Three Dollars ($53,223.00) per month, based on $1.04 per rentable square foot."

          3. Effective as of August 1, 2005, Item 9 shall be deleted in its entirety and substituted therefor shall be the following:

          "9. Security Deposit: $ 0.00. (See Section III.D of this Amendment for Letter of Credit requirements). Provided no default by Tenant has occurred beyond any applicable notice and cure periods, Tenant shall receive credits in the aggregate amount of Sixty-Nine Thousand Two Hundred Forty-One Dollars ($69,241.00) (that is, in the amount of the Security Deposit currently being held by Landlord) against Basic Rent installments due payable commencing with the month of April, 2005."

          4. Item 12 is hereby amended by deleting Landlord's and Tenant's addresses for payments and notices, and substituting therefor the following:

               "LANDLORD

               THE IRVINE COMPANY
               550 Newport Center Drive
               Newport Beach, CA 92660
               Attn: Senior Vice President, Operations
               Irvine Office Properties

               with a copy of notices to:

               THE IRVINE COMPANY
               550 Newport Center Drive
               Newport Beach, CA 92660
               Attn: Vice President, Operations
               Irvine Office Properties, Technology Portfolio

               TENANT

               LANTRONIX, INC.
               15355 Barranca Parkway, Suite 102
               Irvine, CA 92718
               Attn: Mr. James W. Kerrigan"

     B. RIGHT TO EXTEND THE LEASE. The provisions of Section III.B of the Second Amendment to Lease entitled "Right to Extend this Lease" shall remain in full force and exercisable by Tenant during the Term of the Lease as extended by this Amendment.

     C. AUDIT RIGHTS. The following provisions are hereby added to the end of
Section 4.2(c) of the Lease:

          "Provided no default by Tenant has occurred beyond any applicable notice and cure periods, Tenant shall have the right to cause a certified public accountant, engaged on a non-contingency fee basis, to audit Operating Expenses by inspecting Landlord's general ledger of expenses not more than once during any Expense Recovery Period. However, to the extent that insurance premiums or deductibles to be included in Operating Expenses is determined by Landlord on the basis of an internal allocation of costs utilizing information Landlord in good faith deems proprietary, such expense component shall not be subject to audit so long as it does not exceed the amount per square foot typically imposed by landlords of other first class business parks in Orange County, California. Tenant shall give notice to Landlord of Tenant's intent to audit within one hundred eighty
     (180) days after Tenant's receipt of Landlord's expense statement which sets forth Tenant's Share of Landlord's actual Operating Expenses. Such audit shall be conducted at a mutually agreeable time during normal business hours at the office of Landlord or its management agent where such accounts are maintained. If Tenant's audit determines that actual Operating Expenses have been overstated by more than five percent (5%), then subject to Landlord's right to review and/or contest the audit results, Landlord shall reimburse Tenant for the reasonable out-of-pocket costs of such audit. Tenant's rent shall be approximately adjusted to reflect any overstatement in Operating Expenses. In the event of a dispute between Landlord and

     Tenant regarding such audit, such dispute shall be submitted and resolved by binding arbitration pursuant to the provisions of Article III of the Work Letter attached to this Amendment. All of the information obtained by Tenant and/or its auditor in connection with such audit, including, without limitation, any photo copies of any of Landlord's general ledger of expenses obtained by Tenant, as well as any compromise, settlement, or adjustment reached between Landlord and Tenant as a result thereof, shall be held in strict confidence and, except as may be required pursuant to litigation, shall not be disclosed to any third party, directly or indirectly, by Tenant or its auditor or any of their officers, agents or employers. Landlord may require Tenant's auditor to execute a separate confidentiality agreement affirming the foregoing as a condition precedent to any audit. In the event of a violation of this confidentiality covenant in connection with any audit, then in addition to any other legal or equitable remedy available to Landlord, Tenant shall forfeit its right to any reconciliation or cost reimbursement payment from Landlord due to said audit (and any such payment theretofore made by and Landlord shall be promptly returned by Tenant), and Tenant shall have no further audit rights under this Lease."

     D. SECURITY DEPOSIT/LETTER OF CREDIT. Section 4.3 of this Lease entitled "Security Deposit" shall be deleted in its entirety following the crediting of the Security Deposit currently being held by Landlord against the installments of Basic Rent next coming due under the Lease (as more particularly provided in Section III. A.3 of this Amendment). In addition, the following provisions are hereby added to the Lease as Section 4.4 entitled "Letter of Credit:"

          "SECTION 4.4. LETTER OF CREDIT. Tenant shall deliver to Landlord, concurrently with Tenant's execution of this Amendment, an irrevocable stand-by letter of credit in the amount of Fifty-Eight Thousand Five Hundred Forty-five Dollars ($58,545.00). Said letter of credit shall be in form and with the substance of Exhibit F attached hereto, and issued by a financial institution which is acceptable to Landlord. Upon any "Event of Default" by Tenant beyond any applicable notice and cure period, Landlord shall be entitled to draw upon said letter of credit by the issuance of Landlord's sole written demand to the issuing financial institution, which draw shall be in an amount necessary to cure the default in question and to compensate Landlord for all damages incurred thereby, as determined by Landlord in its sole and absolute discretion, and if such amount cannot be readily determined by Landlord, then the full amount of the letter of credit can be drawn by Landlord pending determination of said amount. Notwithstanding the foregoing, while the amount of any such draw shall be determined in Landlord's sole and absolute discretion as provided in the foregoing, if the amount of any such draw(s) shall ultimately exceed the amount of damages actually incurred by Landlord as the result of Tenant's default (as determined pursuant to the applicable provisions of Article XIV of this Lease), then Landlord shall promptly refund any such excess to Tenant. Any such draw shall be without waiver or any rights Landlord may have under this Lease or at law or in equity as a result of the default, as a setoff for full or partial compensation for the default. If any portion of the letter of credit is drawn after a default by Tenant, Tenant shall within ten (10) days after written demand by Landlord restore the letter of credit. Failure to so restore said letter of credit within said ten (10) days shall be a default by Tenant under this Lease. Partial drawings upon said letter of credit shall be permitted. The letter of credit shall provide for automatic annual renewals through that date which is sixty (60) days after the Expiration Date of the Term of this Lease (including any extensions of the Term as provided in this Lease). In the event the letter of credit is not renewed by the issuing financial institution on or before twenty (20) days prior to the then-scheduled expiration date of the letter of credit, then Landlord shall have the right to draw the full amount of such letter of credit and to hold such amount as cash security for Tenant's full and faithful performance of its obligations under the Lease. In the event of a draw down of the letter of credit to cash security as provided in the foregoing, the following shall apply: (i) upon any default by Tenant, including specifically Tenant's failure to pay rent or to abide by its obligations under Sections 7.1 and 15.3 below, Landlord may retain, use or apply the whole or any part of such cash security to pay any sum which Tenant is obligated to pay under this Lease, sums that Landlord may spend or be required to expend by reason of the default by Tenant or any loss or damage that Landlord may suffer by reason of such default or costs incurred by Landlord in connection with the repair or restoration of the Premises pursuant to Section 15.3 upon expiration or earlier termination of this Lease, (ii) Landlord shall not be required to keep the cash security separate from its general funds and Tenant shall not be entitled to interest on such cash security, and (iii) if Tenant fully performs its obligations under this Lease, the cash security shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest under the Lease) within thirty (30) days after the expiration of the Term, provided that Tenant agrees that Landlord may retain the cash security to the extent and until such time as all amounts due from Tenant in accordance with this Lease have been determined and paid in full and Tenant agrees that Tenant shall have no claim against Landlord for Landlord's retaining the cash security to the extent provided in the foregoing.

          Upon any default by Tenant, including specifically Tenant's failure to pay rent or to abide by its obligations under Sections 7.1 and 15.3 below, and Tenant's failure to cure the same within any applicable cure period, Landlord shall be entitled to draw upon said letter of credit by the issuance of Landlord's sole written demand to the issuing financial institution, which draw shall be in an amount necessary to cure the default in question and to compensate Landlord for all damages incurred thereby, as determined by Landlord in its sole and absolute discretion, and if such amount cannot be readily determined by Landlord, then the full amount of the letter of credit can be drawn by Landlord pending determination of said amount. Any such draw shall be without waiver or any rights Landlord may have under this Lease or at law or in equity as a result of the default, as a setoff for full or partial compensation for the default. If any portion of the letter of credit is drawn after a default by Tenant, Tenant shall within ten (10) days after written demand by Landlord restore the letter of credit. Failure to so restore said letter of credit within said ten (10) days shall be a default by Tenant under this Lease. Partial drawings upon said letter of credit shall be permitted."

     E. UTILITIES AND SERVICES. The following provisions are hereby added to the end of the initial paragraph of Section 6.1 of the Lease entitled "Utilities and Services:"

          "Tenant shall also pay to Landlord as an item of additional rent, within ten (10) days after receipt of Landlord's statement or invoice therefor, the charges set forth below (which shall be in addition to the electricity charge paid to the utility provider) for Tenant's "after hours" usage of each HVAC unit servicing the Premises. "After hours" shall mean more than two hundred eighty-three (283) hours of usage during any month during the Term. "After hours" usage shall be determined based upon the operation of the applicable HVAC unit during each month on a "non-cumulative" basis (that is, without regard to Tenant's usage or nonusage of other unit(s) serving the Premises, or of the applicable unit during other months of the Term). Landlord and Tenant agree that the "after hours" charges during the Term of this Lease as extended through July 31, 2010 shall be Five Dollars ($5.00) to Ten Dollars ($10.00) per "after hour" of use, depending on the size of the applicable HVAC unit."

     F. MAINTENANCE AND REPAIR. Sections 7.1 and 7.2 of the Lease are hereby amended to provide that Landlord shall replace, maintain and repair, as a "Project Cost," all heating, ventilating and air conditioning systems servicing the Premises (except for any supplemental HVAC system(s), if any, installed by Tenant and servicing only the Premises), and that Landlord shall maintain in good repair, as a "Project Cost", all Building exterior glass. The cost of any "capitalized" improvements or replacements shall be amortized using a market cost of funds as reasonable determined by Landlord over the useful life thereof, and such amortized amount shall be included as part of "Project Costs" over the remainder of the Term of this Lease.

     G. TENANT IMPROVEMENTS. Landlord hereby agrees to complete the Tenant Improvements for the Premises in accordance with the provisions of Exhibit X, Work Letter, attached hereto.

IV.  GENERAL.

     A. EFFECT OF AMENDMENTS. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. ENTIRE AGREEMENT. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. COUNTERPARTS. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. DEFINED TERMS. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. ATTORNEYS' FEES. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V.   EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I.PARTIES AND DATE." above.


LANDLORD:                                    TENANT:

IRVINE TECHNOLOGY PARTNERS III,              LANTRONIX, INC. WHICH WILL
a California general partnership             DO BUSINESS IN CALIFORNIA AS
                                             DELAWARE LANTRONIX, INC.,
  By: THE IRVINE COMPANY                     a Delaware corporation
      Its General Partner

By /s/ Steven M. Case                        By /s/ James W. Kerrigan
   ---------------------------------            --------------------------------
Steven M. Case, Senior Vice President           James W. Kerrigan
Leasing, Office Properties                      CFO


By /s/ Christopher J. Popma                  By /s/ Katherine McDermott
   ---------------------------------            --------------------------------
Christopher J. Popma, Vice President            Katherine McDermott
Operations, Office Properties                   VP Finance - Secretary

                                   EXHIBIT F

                      IRREVOCABLE STANDBY LETTER OF CREDIT


                                ________     Number:
                                ________     Date:
                                ________     Amount:
                                ________     Expiration:

BENEFICIARY                                                              ACCOUNT
PARTY

The Irvine Company
                                   _______________
550 Newport Center Drive                                           _____________
Newport Beach, CA 92660                                            _____________
Attn: Senior Vice President, Operations
      Office Properties

We hereby issue our Irrevocable Letter of Credit No. ___________ in favor of The Irvine Company, and its successors and assigns for the account of ____________. We undertake to honor your draft or drafts, delivered to us from time to time, for any sum or sums not to exceed a total of _____________ ($_________) in favor of said beneficiary when accompanied by the draft described below and a letter from an officer of The Irvine Company or such successor or assign that states as follows: "The "Landlord" under the Lease pursuant to which this letter of credit was issued is authorized to draw upon this Letter of Credit in the amount of the accompanying draft according to the terms of its lease agreement with the Account Party as "Tenant"."

It is a condition of this letter of credit that it shall remain enforceable against us for a period of ______________ from this date and further, that it shall be deemed automatically extended for successive one-year periods without amendment thereafter unless thirty (30) days prior to the expiration date set forth above, or within thirty (30) days prior to the end of any yearly Anniversary Date thereafter, you shall receive our notice in writing by certified mail, return receipt requested, that we elect not to renew this letter of credit for any subsequent year. We shall reissue this letter of credit to a new party which is a successor or assign upon written request by The Irvine Company or such successor or assign accompanied by a certificate that the Lease pursuant to which this letter of credit was issued was assigned to such party.

The draft must be marked "Drawn under ___________ Letter of Credit No. ____________ dated ________________."

There are no other conditions of this letter of credit. Except so far as otherwise stated, this credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision, International Chamber of Commerce, Publication No. 500).


________________________________
________________________________

By: _______________________


By: _______________________

                                   EXHIBIT X

                                  WORK LETTER

                                 BUILD TO SUIT

     The tenant improvement work (the "TENANT IMPROVEMENT" and the "TENANT IMPROVEMENTS WORK") shall consist of the work, including work in place as of the date hereof, required to complete the improvements to the Premises as shown in the space plan (the "PLAN") prepared by Casco Contractors, dated January 6, 2005, and the cost estimate (the "COST ESTIMATE") prepared by Casco Contractors, dated January 12, 2005. Copies of the Plan and the Cost Estimate are attached as Exhibits X-1 and X-2 hereto, respectively. The Tenant Improvement Work shall be performed by a contractor selected by Landlord and in accordance with the requirements and procedures set forth below.

1.   ARCHITECTURAL AND CONSTRUCTION PROCEDURES.

     A. Landlord shall cause its contractor to construct the Tenant Improvements at Landlord's sole cost and expense. Any additional cost resulting from Changes (as hereinafter defined) requested by Tenant shall be borne solely by Tenant and paid to Landlord as hereinafter provided. Unless otherwise specified in the Plan or Cost Estimate, all materials, specifications and finishes utilized in constructing the Tenant Improvements shall be Landlord's building standard tenant improvements, materials and specifications for the Project ("Standard Improvements"). Should Landlord submit any additional plans, equipment specification sheets, or other matters to Tenant for approval or completion in connection with the Tenant Improvement Work, Tenant shall respond in writing, as appropriate, within five (5) days unless a shorter period is provided herein. Tenant shall not unreasonably withhold its approval of any matter, and any disapproval shall be limited to items not previously approved by Tenant in the Plan or otherwise

     B. In the event that Tenant requests in writing a revision to the Plan ("Change"), and Landlord so approves such Change as provided in Section I.C below, Landlord shall advise Tenant by written change order as soon as is practical of any increase in the cost to complete the Tenant Improvement Work. Tenant shall approve or disapprove such change order, if any, in writing within two (2) business days following Tenant's receipt of such change order. If Tenant approves any such change order, Landlord, at its election, may either (i) require as a condition to the effectiveness of such change order that Tenant pay the increase in the cost to complete attributable to such change order concurrently with delivery of Tenant's approval of the change order, or (ii) defer Tenant's payment of such increase until the date ten (10) days after delivery of invoices for same. If Tenant disapproves any such change order, Tenant shall nonetheless be responsible for the reasonable architectural and/or planning fees incurred in preparing such change order. Landlord shall have no obligation to interrupt or modify the Tenant Improvement Work pending Tenant's approval of a change order, but if Tenant fails to timely approve a change order, Landlord may (but shall not be required to) suspend the applicable Tenant Improvement Work.

     C. Landlord may consent in writing, in its reasonable discretion, to Tenant's request for a Change, including any modification of a Standard Improvement in the Plan to a non-standard improvement ("NON-STANDARD IMPROVEMENT"), if requested in writing by Tenant. In addition, Landlord agrees that it shall not unreasonably withhold its consent to Tenant's requested Changes to previously approved Non-Standard Improvements. Notwithstanding the provisions of the foregoing two (2) sentences, Landlord may withhold its consent to any Change to a Non-Standard Improvement in the Plan if Landlord determines in good faith that such requested Non-Standard Improvement: (i) is of a lesser quality than the corresponding improvement previously approved by Landlord, (ii) fails to conform to applicable governmental requirements, (iii) would result in the Premises requiring building services beyond the level normally provided to other tenants, (iv) interferes in any manner with the proper functioning of, or Landlord's access to, any mechanical, electrical, plumbing or HVAC systems, facilities or equipment in or serving the Building, or (v) would have an adverse aesthetic impact to the Premises or cause additional expenses to Landlord in reletting the Premises. Unless Landlord otherwise agrees in writing, in its reasonable discretion, the cost to complete any Non-Standard Improvements shall be borne by Tenant. All Standard Improvements and Non-Standard Improvements shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term; except that Landlord may, by notice to Tenant given at the time of Landlord's approval of the applicable Non-Standard Improvement, require Tenant either to remove all or any of such Non-Standard Improvement, to repair any damage to the Premises or the Common Area arising from such removal, and to replace such Non-Standard Improvement with the applicable Standard Improvement, or to reimburse Landlord for the reasonable cost of such removal, repair and replacement upon demand. Any such removals, repairs and replacements by Tenant shall be completed by the Expiration Date or sooner termination of this Lease.

     D. Tenant hereby designates Bob Martin ("TENANT'S CONSTRUCTION REPRESENTATIVE"), Telephone No. (949) 450-9841, as its representative, agent and attorney-in-fact for all matters related to the Tenant

Improvement Work, including but not by way of limitation, for purposes of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. The foregoing authorization is intended to provide assurance to Landlord that it may rely upon the directives and decision making of the Tenant's Construction Representative with respect to the Tenant Improvement Work and is not intended to limit or reduce Landlord's right to reasonably rely upon any decisions or directives given by other officers or representatives of Tenant. Tenant may amend the designation of its Tenant's Construction Representative(s) at any time upon delivery of written notice to Landlord.

     E. It is understood that the foregoing Tenant Improvements shall be done during Tenant's occupancy of the Premises and, in this regard, Tenant agrees to assume any risk of injury, loss or damage which may result, except to the extent caused by the gross negligence or willful misconduct of Landlord, its authorized agents or contractors. Tenant further agrees that it shall be solely responsible for relocating its office equipment and furniture in the Premises in order for the foregoing Tenant Improvements to be completed in the Premises, and that no rental abatement shall result while the foregoing Tenant Improvements are completed in the Premises. It is further understood and agreed that the Tenant Improvements shall be scheduled and shall be substantially completed not later than December 31, 2005 to be eligible for funding by Landlord, and that Landlord shall not be obligated to fund any Tenant Improvements commenced after such date.

II.  TENANT IMPROVEMENT ALLOWANCE.

     In addition to performing the Tenant Improvement Work as defined in this Work Letter, Landlord shall also provide Tenant with a tenant improvement allowance in the amount of One Hundred Two Thousand Three Hundred Fifty-Two Dollars ($102,352.00) ("Landlord's Amortizing Contribution") towards the cost related to installing certain Non-Standard upgraded carpet tiles and the cost of relocating and re-installing Tenants furniture in connection with such carpet installation (as itemized as "Alternate A" in the Cost Estimate) (the "Amortizing Improvements"). Any portion of the Landlord's Amortizing Contribution funded by Landlord shall be amortized over the sixty (60) month Term of the Lease as extended by this Amendment using an interest factor of ten percent (10%) per annum, and the Basic Rent payable during the initial sixty
(60) months of the Lease as extended by this Amendment shall be increased by said amortized payments, retroactive to August 1, 2005. Upon request by Landlord, the amount of such rental adjustment shall be memorialized on a form provided by Landlord. In the event that the amount of the rental adjustment is finally determined, Tenant shall promptly pay to Landlord a lump sum amount equal to the total accrued sums owing due to the retroactive adjustment. It is further understood and agreed that the Amortizing Improvements shall be scheduled and shall be substantially completed not later than December 31, 2005 to be eligible for funding by the Landlord's Amortizing Contribution, and that Landlord shall not be obligated to fund any portion of the Landlord's Amortizing Contribution for Amortizing Improvements commenced after such date.

III. DISPUTE RESOLUTION

     A. All claims or disputes between Landlord and Tenant arising out of, or relating to, this Work Letter shall be decided by the JAMS/ENDISPUTE ("JAMS"), or its successor, with such arbitration to be held in Orange County, California, unless the parties mutually agree otherwise. Within ten (10) business days following submission to JAMS, JAMS shall designate three arbitrators and each party may, within five (5) business days thereafter, veto one of the three persons so designated. If two different designated arbitrators have been vetoed, the third arbitrator shall hear and decide the matter. If less than two (2) arbitrators are timely vetoed, JAMS shall select a single arbitrator from the non-vetoed arbitrators originally designated by JAMS, who shall hear and decide the matter. Any arbitration pursuant to this section shall be decided within thirty (30) days of submission to JAMS. The decision of the arbitrator shall be final and binding on the parties. All costs associated with the arbitration shall be awarded to the prevailing party as determined by the arbitrator.

     B. Notice of the demand for arbitration by either party to the Work Letter shall be filed in writing with the other party to the Work Letter and with JAMS and shall be made within a reasonable time after the dispute has arisen. The award rendered by the arbitrator shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof. Except by written consent of the person or entity sought to be joined, no arbitration arising out of or relating to this Work Letter shall include, by consolidation, joinder or in any other manner, any person or entity not a party to the Work Letter unless (1) such person or entity is substantially involved in a common question of fact or law, (2) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, or (3) the interest or responsibility of such person or entity in the matter is not insubstantial.

     C. The agreement herein among the parties to arbitrate shall be specifically enforceable under prevailing law. The agreement to arbitrate hereunder shall apply only to disputes arising out of, or relating to, this

Work Letter, and shall not apply to other matters of dispute under the Lease except as may be expressly provided in the Lease.

                                  EXHIBIT X-1

                          [diagram of floor plan here]
                                    [Floor 1]

Lantronix
15353 Barranca
Irvine Technology Building 11, Floor 1
Irvine, CA 92618

Issued: January 6, 2005

                          [diagram of floor plan here]
                                    [Floor 2]

Lantronix
15353 Barranca
Irvine Technology Building 11, Floor 2
Irvine, CA 92618


Issued: January 6, 2005

                         [Legend to floor plans above]

                                  EXHIBIT X-2


THE IRVINE COMPANY                                                                   PRELIMINARY PRICING #:                 5
-----------------------------------------------------------------------------------------------------------------------------
PROJECT:            Lantronix                             PRICING DATE:                      1/12/2004
                    15353 Barranca
                    Irvine, CA 92618                      PROJECT NO:

CONTRACTOR:         CASCO Contractors, Inc.               MASTER CONTRACT DATE:              7/1/2004
                    18 Technology, Suite 170
                    Irvine, CA 92618                      CONSTRUCTION MANAGER:              Chris Meagher / Nancy Lucia

PROJECT MGR:        Cheryl Osborn                         USEABLE SQUARE FOOTAGE:            51,176

ARCHITECT:          CASCO                                 RENTABLE SQUARE FOOTAGE:           51,176

PLAN DATE:                                                ADDENDUM #1 DATED:                     --

                                                          ADDENDUM #2 DATED:                     --

        DESCRIPTION                  STANDARD         /USF           NON-STANDARD      /USF        TOTAL COST       /USF
--------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECT HARD COSTS:           $181,914.38      $ 3.55          $ 12,995.82      $ 0.25      $194,910.20      $ 3.81
TOTAL PROJECT SOFT COSTS:           $    800.00      $ 0.02          $        --      $   --      $    800.00      $ 0.02
CM FEE @ 5%:                        $  9,135.72      $ 0.18          $    649.79      $ 0.01      $  9,785.51      $ 0.19
CONTINGENCY @ 5%:                   $  9,135.72      $ 0.18          $    649.79      $ 0.01      $  9,785.51      $ 0.19
TOTAL PROJECT COST:                 $200,985.82      $ 3.93          $ 14,295.40      $ 0.28      $215,281.22      $ 4.21
                                    ============     =======         ============     =======     ============     =======

LANDLORD PROVIDED ALLOWANCE:        $                $   --          $                $   --

VARIANCE/CUSTOMER COST:             $200,985.82      $ 3.93          $ 14,295.40      $ 0.28
                                    ============     =======         ============     =======     ============     =======


TOTAL ALTERNATE COST:                                                $ 97,569.98      $ 1.91      $ 97,569.98      $ 1.91

Please note: alternates are listed separately on page 3 and are not included in the Total Project Cost above

                      asap                                                     10 weeks
         -------------------------------                          ------------------------------------
              ESTIMATED START DATE                                     SUBSTANTIAL COMPLETION DATE

--------------------------------------------------------------------------------------------------------------------------
Not valid until fully executed by all parties listed below.

Signature of this Bid Summary Document indicates your agreement herewith, including all terms and conditions included in the Lease and Workletter.
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================
APPROVALS


                                                                           Construction Manager Review:  X
                                                                                                         -----------------

------------------------------------------                                 -----------------------------------------------
Lantronix                                                                  The Irvine Company
------------------------------------------                                 -----------------------------------------------
Irvine, CA 92618,                                                          111 Innovation Drive, Irvine, CA 92617
------------------------------------------                                 -----------------------------------------------

AMOUNT APPROVED                $215,281.22                                 AMOUNT APPROVED                   $14,295.40
                               -----------                                                                   -----------
                                                                           CAPITAL ALTERNATES                $       --
                                                                                                             -----------
X                                                                          X
------------------------------------------                                 -----------------------------------------------
Customer                         DATE                                      Leasing                                DATE
------------------------------------------                                 -----------------------------------------------

                                                                           X
                                                                           -----------------------------------------------
                                                                           VP - Property Services or Operations   DATE
                                                                           -----------------------------------------------


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----------------------------------------------------------------------------------------------------------------------------
HARD COST BREAKDOWN:                              STANDARD     /USF        NONSTANDARD     /USF      TOTAL COST       /USF
----------------------------------------------------------------------------------------------------------------------------
        01400 Cleaning & Protection:            $  4,394.60    $0.09       $       --      $  --     $  4,394.60      $0.09
        02050 Demolition:                       $ 18,292.40    $0.36       $       --      $  --     $ 18,292.40      $0.36
        02500 Landscaping:                      $        --    $  --       $       --      $  --     $        --      $  --
        02830 Fences & Gates:                   $        --    $  --       $       --      $  --     $        --      $  --
        02950 Paving & Surfacing:               $        --    $  --       $       --      $  --     $        --      $  --
        03300 Concrete:                         $        --    $  --       $       --      $  --     $        --      $  --
        05500 Metal Fabrication:                $        --    $  --       $       --      $  --     $        --      $  --
        06100 Rough Carpentry:                  $        --    $  --       $       --      $  --     $        --      $  --
        06200 Millwork:                         $        --    $  --       $       --      $  --     $        --      $  --
        07200 Thermal Insulation:               $        --    $  --       $       --      $  --     $        --      $  --
        07700 Roofing:                          $        --    $  --       $       --      $  --     $        --      $  --
        08200 Doors, Frames, & Hardware:        $        --    $  --       $       --      $  --     $        --      $  --
        08400 Entrances & Storefronts:          $  2,870.00    $0.06       $       --      $  --     $  2,870.00      $0.06
        08800 Glass & Glazing:                  $        --    $  --       $       --      $  --     $        --      $  --
        09200 Gypsum Board Partitions:          $  3,468.00    $0.07       $       --      $  --     $  3,468.00      $0.07
        09300 Stone & Ceramic Tile:             $ 31,920.00    $0.62       $       --      $  --     $ 31,920.00      $0.62
        09500 Acoustical Ceilings:              $        --    $  --       $       --      $  --     $        --      $  --
        09600 Floor Covering:                   $ 65,232.69    $1.27       $ 8,482.25      $0.17     $ 73,714.94      $1.44
        09900 Paint & Wallcovering:             $ 24,502.50    $0.48       $ 3,300.00      $0.06     $ 27,802.50      $0.54
        10270 Access Flooring:                  $        --    $  --       $       --      $  --     $        --      $  --
        10400 Misc. Equipment & Specialties:    $        --    $  --       $       --      $  --     $        --      $  --
        10520 Fire Protection Specialties:      $        --    $  --       $       --      $  --     $        --      $  --
        10800 Toilet Accessories:               $  6,255.00    $0.12       $       --      $  --     $  6,255.00      $0.12
        12500 Window Treatment:                 $        --    $  --       $       --      $  --     $                $
        15000 Fire Protection:                  $        --    $  --       $       --      $  --     $                $
        15400 Plumbing:                         $  2,688.00    $0.05       $       --      $  --     $  2,688.00      $0.05
        15500 Mechanical:                       $        --    $  --       $       --      $  --     $        --      $  --
        15900 HVAC Controls:                    $        --    $  --       $       --      $  --     $        --      $  --
        16000 Electrical:                       $        --    $  --       $       --      $  --     $        --      $  --
        16720 Fire Life Safety:                 $        --    $  --       $       --      $  --     $        --      $  --
        00001                                   $        --    $  --       $       --      $  --     $        --      $  --
        00002                                   $        --    $  --       $       --      $  --     $        --      $  --
                                                ------------   ------      -----------     ------    ------------     ------
                                    SUBTOTAL:   $159,623.19    $3.12       $11,782.25      $0.23     $171,405.44      $3.35
                                                ============   ======      ===========     ======    ============     ======

                     General Conditions         $ 14,150.41    $0.28       $   612.68      $0.01     $ 14,763.08      $0.29
                     Fee                        $  8,140.78    $0.16       $   600.89      $0.01     $  8,741.68      $0.17
                                                ------------   ------      -----------     ------    ------------     ------

                            SUBTOTAL GENERAL
            01000           CONDITIONS & FEE:   $ 22,291.19    $0.44       $ 1,213.57      $0.02     $ 23,504.76      $0.46
                                                ============   ======      ===========     ======    ============     ======

                         TOTAL THIS CATEGORY:   $181,914.38    $3.55       $12,995.82      $0.25     $194,910.20      $3.81
                                                ============   ======      ===========     ======    ============     ======


----------------------------------------------------------------------------------------------------------------------------
SOFT COST BREAKDOWN:                              STANDARD     /USF        NONSTANDARD     /USF      TOTAL COST       /USF
----------------------------------------------------------------------------------------------------------------------------
              Space Planning:                   $    800.00    $0.02       $       --      $  --     $    800.00      $0.02
              Construction Drawings:            $        --    $  --       $       --      $  --     $        --      $  --
              Construction Administration:      $        --    $  --       $       --      $  --     $        --      $  --
              Mechanical Engineering:           $        --    $  --       $       --      $  --     $        --      $  --
              Electrical Engineering:           $        --    $  --       $       --      $  --     $        --      $  --
              Structural Engineering:           $        --    $  --       $       --      $  --     $        --      $  --
              Reimbursables:                    $        --    $  --       $       --      $  --     $        --      $  --
              City Plancheck:                   $        --    $  --       $       --      $  --     $        --      $  --
              City Permit:                      $        --    $  --       $       --      $  --     $        --      $  --

                         TOTAL THIS CATEGORY:   $    800.00    $0.02       $       --      $  --     $    800.00      $0.02
                                                ------------   ------      -----------     ------    ------------     ------

                 CONSTRUCTION M'GMT FEE @ 5%:   $  9,135.72    $0.18       $   649.79      $0.01     $  9,785.51      $0.19
                                                ------------   ------      -----------     ------    ------------     ------

                            CONTINGENCY @ 5%:   $  9,135.72    $0.18       $   649.79      $0.01     $  9,785.51      $0.19
                                                ------------   ------      -----------     ------    ------------     ------

                    TOTAL BID SUMMARY AMOUNT:   $200,985.82    $3.93       $14,295.40      $0.28     $215,281.22      $4.21
                                                ============   ======      ===========     ======    ============     ======


Lantronix                                           Preliminary--1/4/2005                                        Page 2 of 3
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--------------------------------------------------------------------------------------------------------------
ALTERNATES (not included in the above totals):                NONSTANDARD     /USF      TOTAL COST      /USF
--------------------------------------------------------------------------------------------------------------
                   A Furnish and install carpet tiles
                           at open office area only
                           and move all private offices       $97,569.98      $1.91     $97,569.98      $1.91
                   B                                          $       --      $  --     $       --      $  --
                   C                                          $       --      $  --     $       --      $  --
                   D                                          $       --      $  --     $       --      $  --
                   E                                          $       --      $  --     $       --      $  --
                   F                                          $       --      $  --     $       --      $  --
                   G                                          $       --      $  --     $       --      $  --
                   H                                          $       --      $  --     $       --      $  --
                   I                                          $       --      $  --     $       --      $  --
                   J                                          $       --      $  --     $       --      $  --
                   K                                          $       --      $  --     $       --      $  --
                   L                                          $       --      $  --     $       --      $  --
                   M                                          $       --      $  --     $       --      $  --
                   N                                          $       --      $  --     $       --      $  --
                   O                                          $       --      $  --     $       --      $  --
                   P                                          $       --      $  --     $       --      $  --
                   Q                                          $       --      $  --     $       --      $  --
                   R                                          $       --      $  --     $       --      $  --
                   S                                          $       --      $  --     $       --      $  --
                   T                                          $       --      $  --     $       --      $  --
                                                              $       --      $  --     $       --      $  --
                                                              -----------     ------    -----------     ------
                               TOTAL THIS CATEGORY:           $97,569.98      $1.91     $97,569.98      $1.91
                                                              ===========     ======    ===========     ======


--------------------------------------------------------------------------------------------------------------
CAPITAL ALTERNATES (not included in the above totals):        NONSTANDARD     /USF      TOTAL COST      /USF
--------------------------------------------------------------------------------------------------------------
                   A                                          $       --      $  --     $       --      $  --
                   B                                          $       --      $  --     $       --      $  --
                   C                                          $       --      $  --     $       --      $  --
                   D                                          $       --      $  --     $       --      $  --
                   E                                          $       --      $  --     $       --      $  --
                   F                                          $       --      $  --     $       --      $  --
                   G                                          $       --      $  --     $       --      $  --
                   H                                          $       --      $  --     $       --      $  --
                   I                                          $       --      $  --     $       --      $  --
                   J                                          $       --      $  --     $       --      $  --
                                                              -----------     ------    -----------     ------
                               TOTAL THIS CATEGORY:           $       --      $  --     $       --      $  --
                                                              ===========     ======    ===========     ======

-------------------------------------------------------------------------------------------------------------
QUALIFICATIONS AND UNDERSTANDINGS:
-------------------------------------------------------------------------------------------------------------
         Acid washing of the floor will not be successful. The only option is to replace the ceramic tile in all bathrooms which is included in my bid.

         Lantronix will be responsible for:
         Supplying all boxes
         Packing and unpacking of all boxes
         Disconnecting, loading on computer cart, unloading off computer cart, and reconnecting all computers
         Handling all specialized product
         Having a project manager available for any questions or problems.
-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
EXCLUSIONS:
-------------------------------------------------------------------------------------------------------------







-------------------------------------------------------------------------------------------------------------


Lantronix                                Preliminary--1/4/2005                                    Page 3 of 3
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                                                                                                              PORTFOLIO UNIT PRICING
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
01000 - GENERAL CONDITIONS & FEE    PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

Projects $0 to $200,000
   General Conditions
         ($125,001 - $200,000)      171,405      %        5.20%    $ 8,300.41     $0.16       $612.68      $  612.68      $0.01
   Contractors Fee ($0 -
         $200,000 - not billed
         on general conditions)     171,405      %        5.10%    $ 8,140.78     $0.16       $600.89      $  600.89      $0.01
   Field Supervision per Week
         (includes below items)           3     wk    $1,950.00    $ 5,850.00     $0.11                           --         --

                                                                   -----------    ------         -----     ----------     ------
                                             General Conditions:   $14,150.41     $0.28          0.05      $  612.68      $0.01
                                                                   -----------    ------         -----     ----------     ------
                                                           Fees:   $ 8,140.78     $0.16          5.10%     $  600.89      $0.01
                                                                   -----------    ------         -----     ----------     ------
                                              SUBSECTION TOTALS:   $22,291.19     $0.44                    $1,213.57      $0.02
                                                                   ===========    ======                   ==========     ======


------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
01400 - CLEANING & PROTECTION       PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

Final Clean-up                      39,780       sf     $  0.07    $ 2,784.60     $0.05                           --         --
Dumpster - 40 yard                       2       ea     $265.00    $   530.00     $0.01                           --         --
Laborers (per hour)                     48       hr     $ 22.50    $ 1,080.00     $0.02                           --         --
                                                                   -----------    ------                   ----------     ------
ADDITIONAL ITEMS:

                                              SUBSECTION TOTALS:   $ 4,394.60     $0.09                           --         --
                                                                   ===========    ======                   ==========     ======


------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
02050 - DEMOLITION                  PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------
Remove carpet w/ pad & base
         under 2500 sf.             38,565       sf     $  0.16    $ 6,170.40     $0.12                           --         --
Remove ceramic tile/stone
         (thinset)                   3,840       sf     $  1.80    $ 6,912.00     $0.14                           --         --
Haul-Away                               12       ea     $365.00    $ 4,380.00     $0.09                           --         --
Minimum Trip Charge                      2       ls     $415.00    $   830.00     $0.02                           --         --

ADDITIONAL ITEMS:
                                                                   -----------    ------                   ----------     ------
                                              SUBSECTION TOTALS:   $18,292.40     $0.36                           --         --
                                                                   ===========    ======                   ==========     ======

Lantronix                                            Preliminary--1/4/2005                                              Page 1 of 4
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------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
08400 - ENTRANCES & STOREFRONTS     PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL ITEMS:
   Remove existing storefront
         doors and replace
         floor closers on
         off hours                     1       ls     $2,870.00    $ 2,870.00     $0.06                           --         --
                                                                   -----------    ------                   ----------     ------
                                              SUBSECTION TOTALS:   $ 2,870.00     $0.06                           --         --
                                                                   ===========    ======                   ==========     ======


------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
09200 - GYPSUM BOARD PARTITIONS     PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

Type 1 - (demising wall,
         non-rated, 15' max)
Type 2 - (demising wall, 1 hr.
         rated, insulated,
         15' max)
Type 3 - (w/h demising wall,
         non-rated, 30' max)
Type 4 - (w/h demising wall,
         1 hr. rated, insulated,
         30' max)
Type 5 - (acoustical wall,
         non-rated, insulated,
         15' max)
Type 6 - (under grid wall,
         non-rated, 10' max)
Type 7 - (under grid wall,
         non-rated, insulated,
         10' max)
Type 8 - (low wall)
Type 9 - (exterior furring,
         insulated)
Type 10 - (plumbing wall, under
         grid, insulated, 3 5/8"
         stud)
Type 11 - (plumbing wall, thru
         grid, insulated, 2 1/2"
         stud)
Type 12 - (plumbing wall, thru
         grid, insulated, 5 1/2"
         stud)
General

ADDITIONAL ITEMS:
   Green board replacement at
         1st floor                     1       ls     $3,468.00    $ 3,468.00     $0.07                           --         --
                                                                   -----------    ------                   ----------     ------
                                              SUBSECTION TOTALS:   $ 3,468.00     $0.07                           --         --
                                                                   ===========    ======                   ==========     ======


------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
09300 - STONE & CERAMIC TILE        PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL ITEMS:
   New ceramic tile at 1st and
         2nd floor mens and
         womens restrooms off
         hours                         4       ea     $7,980.00    $31,920.00     $0.62                           --         --
                                                                   -----------    ------                   ----------     ------
                                              SUBSECTION TOTALS:   $31,920.00     $0.62                           --         --
                                                                   ===========    ======                   ==========     ======


Lantronix                                            Preliminary--1/4/2005                                              Page 2 of 4
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------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
09600 - FLOOR COVERING              PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

Designweave New Tempest -
         glue down                   4,875     sy     $ 10.89      $53,088.75     $1.04                           --         --
Top set base - 4" w/ cove            6,639     lf     $  1.30      $ 8,630.70     $0.17                           --         --
Above standard floor prep
         (by sf.)                    4,292     sf     $  0.47      $ 2,017.24     $0.04                           --         --
2" Carpet border (adl.
         labor only)                   344     lf     $  2.75      $   946.00     $0.02                           --         --
Carpet staircase incl.
         Hcap accent (adl.
         labor only)                     2     ea     $275.00      $   550.00     $0.01                           --         --

ADDITIONAL ITEMS:
              Off Hours work         4,847     sf     $  1.75              --        --     $ 8,482.25     $ 8,482.25      $ 0.17

                                                                   -----------    ------                   -----------     -------
                                              SUBSECTION TOTALS:   $65,232.69     $1.27                    $ 8,482.25      $ 0.17
                                                                   ===========    ======                   ===========     =======


------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
09900 - PAINTING & WALLCOVERING     PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

Paint walls flat                     91,478    sf     $    0.15    $13,264.31     $0.26                           --         --
Paint walls semi-gloss                3,600    sf     $    0.25    $   900.00     $0.02                           --         --
Paint hardlid semi-gloss              1,227    sf     $    0.25    $   306.75     $0.01                           --         --
Paint soffits flat                       50    lf     $    1.00    $    50.00     $0.00                           --         --

ADDITIONAL ITEMS:
   Paint walls flat at stairway
          & lobby                     7,000    sf     $    0.25    $ 1,750.00     $0.03                           --         --
   Lift / scaffolding                     1    ls     $  500.00    $   500.00     $0.01                           --         --
   Remove base at walls (needs
         to be done by painter
         for schedule)                6,639    lf     $    0.25    $ 1,659.75     $0.03                           --         --
   Protections at restrooms and
         vct areas to remain          9,427    sf     $    0.05    $   471.35     $0.01                           --         --
   Paint reveals at soffits              36    lf     $    1.00    $    36.00     $0.00                           --         --
   Miscellaneous wall patching       98,478    sf     $    0.03    $ 2,954.34     $0.06                           --         --
   Off hours work                         1    ls     $3,300.00            --        --     $ 5,000.00     $ 3,300.00      $ 0.06
   Paint handrails                      290    lf     $    9.00    $ 2,610.00     $0.05                           --         --

                                                                   -----------    ------                   -----------     -------
                                              SUBSECTION TOTALS:   $24,502.50     $0.48                    $ 3,300.00      $ 0.06
                                                                   ===========    ======                   ===========     =======


------------------------------------------------------------------------------------------------------------------------------------
                                       PLAN    UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
10800 - TOILET & SHOWER ACCESSORIES    QTY     MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL ITEMS:
   Replace damaged toilet
         partitions at (2)
         mens restrooms                 7       ea     $  265.00   $ 1,855.00     $0.04                           --         --
   Remove and replace all
         partitions on 2nd
         floor for tile
         installation                   4       ea     $1,100.00   $ 4,400.00     $0.09                           --         --

                                                                   -----------    ------                   -----------     -------
                                              SUBSECTION TOTALS:   $ 6,255.00     $0.12                           --         --
                                                                   ===========    ======                   ===========     =======


Lantronix                                            Preliminary--1/4/2005                                              Page 3 of 4
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------------------------------------------------------------------------------------------------------------------------------------
                                               UNIT                 STANDARD     STANDARD                  NONSTANDARD  NONSTANDARD
15400 - PLUMBING                    PLAN QTY   MEA     UNIT PRICE   EXTENSION      /USF     NONSTANDARD     EXTENSION      /USF
------------------------------------------------------------------------------------------------------------------------------------

Toilet - pressure type not
         including plumbing
Lavatory - wallhung not
         including plumbing
Urinal - not including plumbing
Showers - not including plumbing
Sinks - not including plumbing
Drinking fountain - not
         including plumbing
Plumbing safe off/disconnect
         - hourly                       32      hr       $84.00    $ 2,688.00     $0.05                           --         --

ADDITIONAL ITEMS:

                                                                   -----------    ------                   -----------     -------
                                              SUBSECTION TOTALS:   $ 2,688.00     $0.05                           --         --
                                                                   ===========    ======                   ===========     =======


Lantronix                                            Preliminary--1/4/2005                                              Page 4 of 4
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